                                                                   Exhibit 99(I)


                                      PROXY


         The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share (the "TRIZETTO COMMON STOCK"), of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval of the issuance of TriZetto Common Stock to IMS (the "ISSUANCE") as contemplated by the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "MERGER AGREEMENT"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TriZetto ("MERGER SUB"), IMS and ERISCO Managed Care Technologies, Inc., a New York corporation and a wholly owned subsidiary of IMS ("Erisco"), which provides for, among other things, the merger of Merger Sub with and into Erisco (the "Merger"), and any related matters, and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance, and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of May 16, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated May 16, 2000

                                  /S/ RAYMOND D. CROGHAN
                                  -------------------------
                                  (Signature of Stockholder)

                                      PROXY


         The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share (the "TRIZETTO COMMON STOCK"), of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval of the issuance of TriZetto Common Stock to IMS (the "ISSUANCE") as contemplated by the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "MERGER AGREEMENT"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TriZetto ("MERGER SUB"), IMS and ERISCO Managed Care Technologies, Inc., a New York corporation and a wholly owned subsidiary of IMS ("Erisco"), which provides for, among other things, the merger of Merger Sub with and into Erisco (the "Merger"), and any related matters, and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance, and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of May 16, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated May 16, 2000

                                  Delphi Ventures IV, L.P.

                                  By: Delphi Management Partners IV, LLC
                                  General Partner

                                  By: /S/ DONALD LOTHROP
                                      ------------------
                                  Managing Member of the General Partner

                                  (Signature of Stockholder)

                                      PROXY


         The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share (the "TRIZETTO COMMON STOCK"), of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval of the issuance of TriZetto Common Stock to IMS (the "ISSUANCE") as contemplated by the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "MERGER AGREEMENT"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TriZetto ("MERGER SUB"), IMS and ERISCO Managed Care Technologies, Inc., a New York corporation and a wholly owned subsidiary of IMS ("Erisco"), which provides for, among other things, the merger of Merger Sub with and into Erisco (the "Merger"), and any related matters, and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance, and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of May 16, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated May 16, 2000

                                  FIDELITY VENTURES LIMITED
                                  By: Fidelity Capital Associates, Inc., its
                                  General Partner
                                  By: /S/ JOHN J. REMONDI
                                      --------------------
                                  Vice President

                                  FIDELITY INVESTORS LIMITED PARTNERSHIP

                                  By: Fidelity Investors Management, LLC, its
                                  General Partner

                                  /S/ JOHN J. REMONDI
                                  -------------------------
                                  President
                                  (Signature of Stockholder)

                                  FIDELITY INVESTORS II LIMITED PARTNERSHIP
                                  By: Fidelity Investors Management, LLC, its
                                  General Partner

                                  /S/ JOHN J. REMONDI
                                  --------------------------
                                  President
                                  (Signature of Stockholder)

                                      PROXY


         The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share (the "TRIZETTO COMMON STOCK"), of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval of the issuance of TriZetto Common Stock to IMS (the "ISSUANCE") as contemplated by the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "MERGER AGREEMENT"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TriZetto ("MERGER SUB"), IMS and ERISCO Managed Care Technologies, Inc., a New York corporation and a wholly owned subsidiary of IMS ("Erisco"), which provides for, among other things, the merger of Merger Sub with and into Erisco (the "Merger"), and any related matters, and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance, and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of May 16, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated May 16, 2000

                                  /S/ WILLIAM E. FISHER
                                  -------------------------
                                  (Signature of Stockholder)

                                      PROXY


         The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share (the "TRIZETTO COMMON STOCK"), of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval of the issuance of TriZetto Common Stock to IMS (the "ISSUANCE") as contemplated by the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "MERGER AGREEMENT"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TriZetto ("MERGER SUB"), IMS and ERISCO Managed Care Technologies, Inc., a New York corporation and a wholly owned subsidiary of IMS ("Erisco"), which provides for, among other things, the merger of Merger Sub with and into Erisco (the "Merger"), and any related matters, and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance, and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of May 16, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated May 16, 2000

                                  /S/ JEFFREY H. MARGOLIS, TRUSTEE
                                  --------------------------------
                                  Trustee, Margolis Family Trust
                                  (Signature of Stockholder)

                                  /S/ JEFFREY H. MARGOLIS, TRUSTEE
                                  --------------------------------
                                  Trustee, Jeffrey H. Margolis Irrevocable Trust (Signature of Stockholder)

                                      PROXY


         The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share (the "TRIZETTO COMMON STOCK"), of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval of the issuance of TriZetto Common Stock to IMS (the "ISSUANCE") as contemplated by the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "MERGER AGREEMENT"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TriZetto ("MERGER SUB"), IMS and ERISCO Managed Care Technologies, Inc., a New York corporation and a wholly owned subsidiary of IMS ("Erisco"), which provides for, among other things, the merger of Merger Sub with and into Erisco (the "Merger"), and any related matters, and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance, and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of May 16, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated May 16, 2000

                                  /S/ DANIEL J. SPIREK
                                  ------------------------
                                  (Signature of Stockholder)

                                      PROXY


         The undersigned, for consideration received, hereby appoints Victoria Fash or another representative of IMS Health Incorporated, a Delaware corporation ("IMS"), designated by her and each of them my proxies, with full power of substitution and resubstitution, (i) to vote all shares of Common Stock, par value $0.001 per share (the "TRIZETTO COMMON STOCK"), of The TriZetto Group, Inc., a Delaware corporation ("TRIZETTO"), owned by the undersigned (the "SHARES") as of the date hereof at any meetings of stockholders of TriZetto after the date hereof and at any adjournment or postponement thereof (each, a "TRIZETTO MEETING") FOR approval of the issuance of TriZetto Common Stock to IMS (the "ISSUANCE") as contemplated by the Agreement and Plan of Reorganization, dated as of May 16, 2000 (the "MERGER AGREEMENT"), by and among TriZetto, Elbejay Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of TriZetto ("MERGER SUB"), IMS and ERISCO Managed Care Technologies, Inc., a New York corporation and a wholly owned subsidiary of IMS ("Erisco"), which provides for, among other things, the merger of Merger Sub with and into Erisco (the "Merger"), and any related matters, and AGAINST (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance, and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement, and (ii) to withhold consents with respect to such Shares for (a) any action or agreement that would compete with, impede, interfere with or tend to discourage the Merger or the Issuance or inhibit the timely consummation of the Merger and the Issuance and (b) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of TriZetto or Merger Sub under the Merger Agreement. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of May 16, 2000, among certain stockholders of TriZetto, including the undersigned, and IMS, terminates in accordance with its terms, at which time this proxy shall expire.


                                  Dated May 16, 2000

                                  KFS Management, Inc.

                                 /S/ WILLIAM E. FISHER
                                 --------------------------
                                 President
                                 (Signature of Stockholder)